                                                                    EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Current Report on Form 8-K, into the Company's previously filed Registration Statement on Form S-8 (File No. 333-30187).



                                       ARTHUR ANDERSEN LLP



September 8, 1998
Houston, Texas